                                                                   EXHIBIT 10.2

                               LOGO SEAFIRST BANK
                                PROMISSORY NOTE

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
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Principal      Loan Date       Maturity       Loan No.        Call      Collateral      Account       Officer       Initials
$600,000.00                   03-01-1997                                               2699654871      88105
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item
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
Borrower:  TUSCANY, INC. DBA TUSCANY COFFEE ROASTER              Lender:  BANK OF AMERICA NW NA D/B/A/ SEAFIRST BANK
           AND BAGEL BAKERY                                               METROPOLITAN COMMERCIAL TEAM 1
           500 UNION STREET, SUITE 920                                    c/o CLSC-W (DOC'S)
           SEATTLE, WA 98101                                              800 FIFTH AVE (FAB-13)
                                                                          SEATTLE, WA 98104
===============================================================================================================================

Principal Amount: $600,000.00             1.250% Over the Index            Date of Note: August 30, 1995

PROMISE TO PAY. TUSCANY, INC. DBA TUSCANY COFFEE ROASTER AND BAGEL BAKERY ("Borrower") promises to pay to BANK OF AMERICA NW NA D/B/A/ SEAFIRST BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Six Hundred Thousand & 00/100 Dollars ($600,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance until paid in full.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on March 1, 1997. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning October 1, 1996, and all subsequent interest payments are due on the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the acutal number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender to automatically deduct from Borrower's checking/savings account number 68399104 or such other Seafirst account as may be authorized in the future, the loan payment according to the amount and terms of this Note. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reasons. Borrower or Lender may voluntarily terminate Automatic Payments. Our business days are Monday through Friday. Payments that come due on a Saturday, Sunday or legal bank holiday, will be deducted on the following business day.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an Index which is the Lender's publicly announced prime rate (the "Index"). The interest rate change will not occur more often than each day the prime rate changes. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The Interest rate change will not occur more often than each day. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.250 percentage points over the Index. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT FEE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower's making fewer payments.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment of $20.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws.
(e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any of the events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness in impaired. (h) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 3.250 percentage points over the Index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of Washington. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts situated in King County, the State of Washington. This Note shall be governed by and construed in accordance with the laws of the State of Washington.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority:
and                               . Borrower agrees to be liable for all sums
either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note: (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

STATUTE OF FRAUDS PROVISION. ORAL, AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew, extend (repeatedly and for any length of time) or modify this loan, with the consent of Borrower, or release any party or guarantor; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

TUSCANY, INC. DBA TUSCANY COFFEE ROASTER AND BAGEL BAKERY


By:                                         8-30-96
   -----------------------------      ------------------

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Variable Rate, Line of Credit.    LASER PRO, Reg. U.S. Pat. & T.M. Off.,
                                  Var 5.20(c) 1996 CFI ProServices, Inc.
                                  All rights reserved. (WA-D20JB0829TI.LN G2OVL)